                                             Institutional Funds Classes E and I
                                                     Institutional Funds Class Y
                                                        LifePoints Funds Class C
                                                        LifePoints Funds Class D
                                                LifePoints Funds Classes E and S
                                                           Russell Funds Class C
                                                   Russell Funds Classes E and S



                       FRANK RUSSELL INVESTMENT COMPANY
                     Supplement dated February 5, 2001 to
                        PROSPECTUSES DATED MAY 1, 2000
                   As Supplemented through November 17, 2000


     The following restates the section entitled "Money Manager Information" for the Equity I, Diversified Equity, Equity III and Equity Income Funds in their entirety in each of the Frank Russell Investment Company Prospectuses listed above:


                           MONEY MANAGER INFORMATION

                     Equity I and Diversified Equity Funds

Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY
    10105.
Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
    94105.
Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard,
    Roseland, NJ 07068.
Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, CO 80202. MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116-3741 Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree
    Street N.E., Atlanta, GA 30308.
Strong Capital Management, Inc.,  100 Heritage Reserve, Menomonee Falls, WI
    53051.
Suffolk Capital Management, Inc., 1633 Broadway, 40th Floor, New York, NY 10019. Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwin, PA
    19312.
Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO
    80302.

                      Equity III and Equity Income Funds

Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA
    94105.
Iridian Asset Management LLC., 276 Post Road West, Westport, CT 06880.
Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO
    80302.

                       Frank Russell Investment Company
                       Supplement Dated February 5, 2001
       To the Statement of Additional Information (Fund of Funds) Dated
                               January 31, 2001
                                      And
       To the Statement of Additional Information Dated January 31, 2001


     The following information restates the section entitled "Money Manager Information" for the Equity I, Diversified Equity, Emerging Markets, Equity III and Equity Income Funds in their entirety in the Statements of Additional Information of Frank Russell Investment Company.


                           MONEY MANAGER INFORMATION

                     Diversified Equity and Equity I Funds

     Alliance Capital Management L.P. is a limited partnership owned (i) 35.3% by Alliance Capital Management Holding L.P., a publicly traded limited partnership and (ii) approximately 62.5% by AXA Financial, Inc. ("AXA Financial"). AXA Financial is controlled by AXA, a publicly traded insurance holding company. AXA Financial's indirect wholly-owned subsidiary, Alliance Capital Management Corporation is the general partner of Alliance Capital Management L.P. and Alliance Capital Management Holding L.P.

     Barclays Global Fund Advisors N.A. is a wholly-owned subsidiary of Barclays Global Investors, N.A.

     Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

     Marsico Capital Management, LLC is owned 50% by Marsico Management Holdings, LLC and 50% by TFM Holdings, LLLP. Marsico Management Holdings is a wholly owned subsidiary of Bank of America, N.A. which in turn is a wholly owned subsidiary of Bank of America Corporation. TFM Holdings, LLP is a Colorado limited liability limited partnership whose sole general partner is TFM Managers, Inc. which is wholly-owned by Thomas F. Marsico.

     MFS Institutional Advisors, Inc. is a subsidiary of Massachusetts Financial Services Company and is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, which is owned by Sun Life Financial Services of Canada, Inc., a publicly traded company.

     Peachtree Asset Management is a division of SSB Citi Fund Management LLC. SSB Citi Fund Management LLC is 100% owned by Salomon Smith Barney Holdings, Inc. which is a wholly owned subsidiary of Citigroup Inc.

     Strong Capital Management, Inc. is a corporation controlled by Richard S. Strong.

     Suffolk Capital Management, Inc. is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

     Turner Investment Partners Inc. is a corporation controlled by Robert E. Turner.

     Westpeak Investment Advisors, LP is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), which also owned, as of January 31, 1999, approximately 48% of the limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange.


                             Emerging Markets Fund

     Alliance Capital Management L.P. See: Diversified Equity Fund.

     Foreign & Colonial Emerging Markets Limited is a wholly-owned subsidiary of Hypo Foreign & Colonial Management (Holding) Limited ("HFCM"), the holding company of the Foreign & Colonial Group of Fund managers. HFCM is controlled by Bayerische Hypo-und Vereinsbank AG, the second largest commercial bank in Germany.

     Genesis Asset Managers Limited is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands. Genesis Asset Managers Limited is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Limited, is controlled 55% by management and associated interests, and the balance held by outside shareholders, with the largest single holding being 15%.

     Nicholas Applegate Capital Management is owned 100% by Alliance of America ("Allianz"). Allianz is a wholly-owned subsidiary of Allianz AG., a publicly traded company.

     Schroders Investment Management North America Limited is 100% owned by Schroders plc, which is publicly traded on the London Stock Exchange.


                      Equity III and Equity Income Funds

     Barclays Global Fund Advisors N.A. is a wholly-owned subsidiary of Barclays Global Investors, N.A.

     Iridian Asset Management LLC is majority owned by current employees. In addition, Arnhold & S. Bleichroeder, Inc. maintains a 27.5% minority ownership interest. Arnhold & S. Bleichroeder, Inc. is owned 75% by the Arnhold family and 25% by its officers.

   Westpeak Investment Advisors, LP ("Westpeak") is a limited partnership that is a wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"). Nvest Holdings is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies owns the entire limited partnership interest in Westpeak. Nvest Companies' general partner, CDCAM North America, LLC is a wholly-owned subsidiary of CDCAM North America Corporation ("CDCAM NA"). CDCAM NA is the sole limited partner of Nvest Companies. CDCAM NA is a wholly-owned subsidiary of CDC Asset Management, a French company ("CDCAM"). CDCAM is majority-owned by CDC Finance and indirectly owned, through CDC Finance, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC is wholly-owned by the French Government.